Lord Abbett Micro Cap Value Fund

Supplement dated June 11, 2013 to the

Summary Prospectus dated March 1, 2013

The following replaces the subsection titled “Management – Portfolio Manager” on page 6 of the summary prospectus:

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert P. Fetch, Partner and Director	2000

Please retain this document for your future reference.